Exhibit 99.1 Investor Day 2021

Agenda FY22 Investor Day CFO 8:00 - 9:00 Finance Presentation and Q&A 9:15 - 10:00 COO Q&A 10:00 - 10:30 Slack Discussion and Q&A 10:45 - 11:15 CRO Q&A 11:30 - 12:30 Chair and CEO Q&A Footer is eighteen point Salesforce Sans in Salesforce Neutral.

Forward-Looking Statements This presentation contains forward-looking statements about the Company’s financial and operating results, which may include expected GAAP and non-GAAP financial and other operating and non-operating results, including revenue, net income, earnings per share, operating cash flow growth, operating margin improvement, expected revenue growth, expected current remaining performance obligation growth, expected tax rates, stock-based compensation expenses, amortization of purchased intangibles, shares outstanding, market growth, environmental, social and governance goals, expected capital allocation, including mergers and acquisitions, capital expenditures and other investments, expectations regarding closing contemplated acquisitions and contributions from acquired companies. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s results could differ materially from the results expressed or implied by the forward-looking statements it makes. The risks and uncertainties referred to above include those factors discussed in Salesforce’s reports filed from time to time with the Securities and Exchange Commission, including, but not limited to: risks associated with our ability to successfully integrate Slack Technologies, Inc.’s operations; our ability to realize the anticipated benefits of the Slack Technologies, Inc. transaction; the impact of Slack Technologies, Inc.’s business model on our ability to forecast revenue results; disruption from the transaction making it more difficult to maintain business and operational relationships; the impact of, and actions we may take in response to, the COVID-19 pandemic, related public health measures and resulting economic downturn and market volatility; our ability to maintain service performance and security levels meeting the expectations of our customers, and the resources and costs required to avoid unanticipated downtime and prevent, detect and remediate performance degradation and security breaches; our ability to secure and costs related to data center capacity and other infrastructure provided by third parties; our reliance on third-party hardware, software and platform providers; the effect of evolving domestic and foreign government regulations, including those related to the provision of services on the Internet, those related to accessing the Internet, and those addressing data privacy; current and potential litigation involving us or our industry, including litigation involving acquired entities such as Tableau; regulatory developments and regulatory investigations involving us or affecting our industry; our ability to successfully introduce new services and product features, including any efforts to expand our services beyond the CRM market; the success of our strategy of acquiring or making investments in complementary businesses and strategic partnerships; our ability to compete in the market in which we participate; the success of our business strategy and our plan to build our business; our ability to execute our business plans; our ability to continue to grow unearned revenue and remaining performance obligation; the pace of change and innovation in enterprise cloud computing services; the seasonal nature of our sales cycles; our ability to limit customer attrition and costs related to those efforts; the success of our international expansion strategy; the demands on our personnel and infrastructure resulting from significant growth in our customer base and operations; our dependency on the development and maintenance of the infrastructure of the Internet; our real estate and office facilities strategy and related costs and uncertainties; fluctuations in, and our ability to predict, our operating results and cash flows; the variability in our results arising from the accounting for term license revenue products; the performance and fair value of our investments in complementary businesses through our strategic investment portfolio; our ability to protect our intellectual property rights; our ability to develop our brands; the valuation of our deferred tax assets and the release of related valuation allowances; uncertainties regarding our tax obligations in connection with potential jurisdictional transfers of intellectual property; uncertainties regarding the effect of general economic conditions; and risks related to our debt and lease obligations.

New World, New Model Amy Weaver, President & Chief Financial Officer Evan Goldstein, SVP, Investor Relations

Time of Uncertainty Pandemic Sustainability Workforce Inequality Trust

We’re in a new world

Spend on Digital Transformation from 2019 to 2024 — growing at $10T+ 1 a 15% 5 year CAGR New World is a Massive Opportunity % 57 of total technology spend will be on Digital Transformation in 2024 — up from 42% 1 in 2020 Spending on Future of Work $1T+ Technologies in 2024 Source: IDC Worldwide Future of Work Spending Guide, 2021 1 Source: IDC, IDC’s Worldwide Digital Transformation Spending Guide, V22020, October 2020.

The Playbook for the Trusted Enterprise Trust Customer-first Sustainability Health & Digital Safety HQ

Salesforce Customer 36O Health

Today’s Discussion #1 CRM New Model Subscription Power of Culture Economics Customer 360 Driving Customer Revenue & Margin Trust, Innovation, ESG Success Growth Long Term Durability Core Strength & Growth in New Clouds

#1 CRM New Model Subscription Power of Culture Economics Customer 360 Driving Customer Success

# Expanding TAMs

## Total Addressable Market growth from CY21 - CY25


4 Year CAGR[2]
$250B
11%
12%
16%
11%
12%
CY21
CY22
CY23
CY24
CY25
Sales
Service
Marketing & Commerce[3]
Platform[4]
Data[5]

**$248B**
CY25 Total Addressable Market[1]

**13%**
CY21-CY25 4YR CAGR[2]

Calculations performed by Salesforce and graphics created by Salesforce based on Gartner research.
1. Calculations for Sales, Service, Marketing, Commerce, Cross-CRM and Analytics are based on Gartner, Forecast: Enterprise Application Software, Worldwide, 2019-2025, 2Q21 Update, 24 June 2021. Calculations for Integration and Platform are based on Gartner, Forecast: Enterprise Infrastructure Software, Worldwide, 2019-2025, 2Q21 Update, 23 June 2021.
2. 4 Year CAGR performed based on total TAM inclusive of recent acquisitions.
3. Marketing and Commerce is defined as Marketing, Commerce and Cross-CRM.
4. Platform defined as High Productivity aPaaS, High Control aPaaS, Application Platform Software, Business Process Management Suites, Digital Experience Platforms, Create, Verify.
5. Data includes Analytics and Integration, defined as Full Life Cycle API Management, Integration Platform as a Service (iPaaS), Application Integration Suite, Data Integration Tools, Modern BI Platforms, Traditional BI Platforms, Analytic Applications, Data Science Platforms, Location Intelligence.

# Leaders in Product


Sales
Service
Marketing
Commerce
Analytics
Integration
Platform
Industries
Health
Sustainability
Partners
Success
slack

**A Leader in the Gartner Magic Quadrant for Sales Force Automation**

Adnan Zijadic, Ilona Hansen, Melissa Hilbert, Steve Rietberg, 4 August 2021.

**A Leader in the Gartner Magic Quadrant for CRM Customer Engagement Center**

Nadine LeBlanc, Jim Davies, Varun Agarwal, 15 June 2021.

**A Leader in the Gartner Magic Quadrant for Multichannel Marketing Hubs**

Noah Elkin, Benjamin Bloom, Mike McGuire, Joseph Enever, 10 May 2021.

**A Leader in the Gartner Magic Quadrant for Digital Commerce**

Jason Daigler, Yanna Dharmasthira, Sandy Shen, Penny Gillespie, Mike Lowndes, Aditya Vasudevan 31 August 2021.

**A Leader in the Gartner Magic Quadrant for Analytics and Business Intelligence Platforms**

James Richardson, Kurt Schlegel, Rita Sallam, Austin Kronz, Julian Sun, 15 February 2021.

**A Leader in the Gartner Magic Quadrant for Enterprise Integration Platform as a Service**

Eric Thoo, Massimo Pezzini, Keith Guttridge, Bindi Bhullar, Shameen Pillai, Abhishek Singh, 21 September 2020.

**A Leader in the Gartner Magic Quadrant for Enterprise Low-Code Application Platforms**

Jason Wong, Kimihiko Iijima, Adrian Leow, Akash Jain, Paul Vincent, 20 September 2021.

Mulesoft is a leader in Enterprise Integration Platform as a Service. Tableau is a Leader in Analytics and Business Intelligence Platforms. Gartner does not endorse any vendor, product or service depicted in its research publications and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner's research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose. The Gartner document is available upon request from Salesforce.

Strongest Product Portfolio Building Customer 360 with organic innovation and strategic M&A FY22 Q2 Revenue Annualized $6.4B $5.9B 23% Growth 15% Growth $3.9B $3.8B $3.7B 19% Growth 28% Growth 31% Growth Service Sales Platform Marketing and Mulesoft and Commerce Tableau Note: Revenue shown as Q2 FY22 annualized.

New Product Revenue GA | Summer ‘22 Intelligence Innovation in All Clouds All-Digital GA | Winter ‘22 Contact Center Salesforce GA | Winter ‘22 CDP NEW Salesforce CDP GA | Winter ‘22 Sustainability Cloud 2.0 for Commerce NEW Analytics Apps GA | Winter ‘22 for Every Cloud Health Cloud 2.0 MuleSoft Composer GA | Now for Salesforce

Hyperforce Live in 15 regions by end of 2022 Hyper-compliant | Hyper-scalable | Hyper-secure Hyper-compatible | Hyper-commerce | Hyper-builder NEW EU Operating Zone Canada Germany France US Japan India 100% renewable Singapore energy Brazil Australia Net Zero

# Strategic M&A Success

## Prioritizing customer needs with best in class technology

| | Date Acquired | Revenue at Acquisition[1] | Growth at Acquisition[2] | Revenue Today[3] | Growth Today[3] | Success Story |
|---|---|---|---|---|---|---|
| ExactTarget<br>$2.5B<br>9x Revenue | July 2013 | $286M | 30% | $2,300M<br>1x Revenue | 29% | 8x<br>*in eight years* |
| Demandware<br>$2.8B<br>12x Revenue | July 2016 | $227M | 27% | $880M<br>3x Revenue | 36% | *Sustained Acceleration* |
| MuleSoft<br>$6.5B<br>23x Revenue | May 2018 | $284M | 38% | $1,500M<br>4x Revenue | 44% | 5x<br>*in three years* |
| Tableau<br>$15.7B<br>12x Revenue | August 2019 | $1,288M | 14% | $1,725M<br>9x Revenue | 29% | *Strong Growth* |

Note: All Numbers shown as rounded.

[1]Calculated based on last available subscription revenue guide prior to acquisition, annualized if quarterly guidance. For Mulesoft, used annualized Q1 revenue from pro-forma S4 filed on July 3 2018, which represents last available public quarterly financial data. For Tableau, used annualized Q2 revenue for the period ended June 30, 2019 which represents last available public quarterly financial data.

[2]Represents last available full year total revenue guidance prior to acquisition as a percentage of last reported annual total revenue prior to acquisition. For Tableau, represents last quarter revenue growth prior to acquisition which was impacted by their subscription revenue model transition.

[3]Revenue represents current annualized revenue based upon H1 FY22, for each standalone product or only the subset of current Salesforce product acquired. Growth represents YOY annualized revenue growth based on H1 FY22 revenue for the products specified herein.

Slack is your Digital HQ A more flexible, inclusive and connected way to work Connects your people Connects your customers & partners Connects your systems

Salesforce: #1 CRM Worldwide CRM applications 2020 revenue market share by IDC 19.5% 4.8% 4.8% 4.0% 3.8% 2016 2017 2018 2019 2020 Source: IDC, Worldwide Semiannual Software Tracker, April 2021. CRM market includes the following IDC-defined functional markets: Sales Force Productivity and Management, Marketing Campaign Management, Customer Service, Contact Center, Advertising, and Digital Commerce Applications.

#1 CRM New Model Subscription Power of Culture Economics Customer 360 Revenue & Margin Growth

Outstanding Revenue Performance $50M Track record of consistently driving revenue growth Raise in FY22 guidance $26.35B YoY ~24% Growth 26% FY14 to FY22E CAGR $4.1B Revenue $s FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22E High end of FY22E revenue guide of $26.25B to $26.35B as of September 23rd, 2021. FY17 and FY18 revenues recasted under ASC 606.

Improving Operating Margin Performance Expanding margins while investing in organic and inorganic opportunities 20% 10% Non-GAAP Operating Income $s 0% Non-GAAP Operating Margin FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22E GAAP Operating Margin FY22E GAAP and Non-GAAP Operating Margin based upon guidance provided August 25th, 2021. Non-GAAP operating margin is a non-GAAP financial measure. Refer to the Appendix for an explanation of non-GAAP financial measures, and why we believe these measures can be useful, as well as a reconciliation of non-GAAP financial measures to the most comparable GAAP measures, where applicable. GAAP Operating margin shown when above 0%, FY15 GAAP Operating Margin of (2.7)% and FY14 GAAP Operating Margin of (7)%. FY17 and FY18 results recasted under ASC 606 and ASC 340-40.

Strong Cash Flow Generation Business model enables durable cash ﬂow growth A+ ~$5.5B $8B Bond Offering $0.9B OCF $s Free Cash Flow $s FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22E Capex $s FY22E operating cash flow growth guide of 14-15% as of August 25th, 2021. FY22E free cash flow based upon FY22 operating cash flow growth guide of 14-15%, capex of 3% of FY22 revenue guidance of $26.25-$26.35B as of September 23rd, 2021. Free cash flow is a non-GAAP financial measure. Refer to the Appendix for an explanation of non-GAAP financial measures, and why we believe these measures can be useful, as well as a reconciliation of non-GAAP financial measures to the most comparable GAAP measures, when applicable

Profitable Growth in the New World Driving disciplined growth FY22 Revenue Guidance $800M Strong New Business Raise since initiation 4 out of 5 4 of the last 5 quarters with >20% Revenue growth +20% Success from Anywhere Disciplined Decision Making FY22 Non-GAAP Operating Margin 80 bps Guidance Raise since initiation 3 of the last 5 quarters 3 out of 5 with >20% Non-GAAP +20% Operating Margin

Fastest Growing Enterprise $50B+ FY26 Target* Software Company Ever Initiating FY23 revenue guidance $ Fastest to 31.8B FY23 Guidance YoY ~21% Growth Fastest to $ 20B $19.7B Fastest to $ 10B $10.9B $ Fastest to 5B $2.2B 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Years Since Company Founded Note: Salesforce revenue of $5.4B in FY15, $10.5B in FY19 and $21.3B in FY21. Source for Microsoft, Oracle and SAP revenues: FactSet. FY22: High end of FY22 revenue guide of $26.25B to $26.35B as of September 23, 2021. FY23: High end of FY23 revenue guide of $31.65B to $31.8B as of September 23, 2021.

Committed to Profitable Growth Initiating FY23 Non-GAAP operating margin guidance FY22E Non-GAAP FY23 Core Margin FY23 Slack FY23E Non-GAAP Operating Margin Expansion Headwind Operating Margin ~125-150 bps 20% Non-GAAP Operating Margin is the proportion of non-GAAP income from operations as a percentage of GAAP revenue. Non-GAAP operating margin is anon-GAAP financial measure. Refer to the Appendix for an explanation of non-GAAP financial measures and a reconciliation of non-GAAP financial measures to the most comparable GAAP measures, when applicable. The above chart is illustrative.

#1 CRM New Model Subscription Power of Culture Economics Customer 360 Long Term Durability

1 Unit Economic Margins Attrition, Cost to Book, and Cost to Serve What’s the expected lifetime revenue from $1 ARR? Attrition Lifetime Revenue (LTR) = $1 ARR / attrition rate Cost to Book What does it “cost to book” $1 of incremental ARR? CTB = Sales & Marketing cost per dollar of incremental ARR (CTB) Cost to Service How much does it “cost to serve” the lifetime revenue? CTS = Delivery, R&D, Support & G&A cost as % of revenue (CTS) Unit Economic What is the economic margin created by $1 ARR? Margins Unit Economic Margin = [LTR – CTB – (CTS*LTR)]/LTR 1 Unit Economic margin in this and subsequent slides are calculations based on assumptions regarding unit lifetime revenue and subscription economics, including cost to book, cost to serve, and attrition dynamics. Unit Economic margin is not an operating margin. The “long-term margin” considers a low-single-digit growth rate.

Unit Economic Margin CTB, CTS, and Attrition all beneﬁt from our disciplined growth strategy Cost to Book Cost to Serve Attrition FY18 FY22 Unit Economic margins are calculations based on assumptions regarding unit lifetime revenue and subscription economics, including cost to book, cost to serve, and attrition dynamics. Unit Economic margin is not an operating margin. The “long-term margin” considers a low-single-digit growth rate.

Unit Economic Margin Greater than 40% for the ﬁrst time in company history 41% FY22 Unit 1 Economic Margin Cost to Book Unit Economic Margin 200+ bps improvement YoY Cost to Serve Attrition Unit Economic Margin FY18 FY22 1 Unit Economic margins are calculations based on assumptions regarding unit lifetime revenue and subscription economics, including cost to book, cost to serve, and attrition dynamics. Unit Economic margin is not an operating margin. The “long-term margin” considers a low-single-digit growth rate.

#1 CRM New Model Subscription Power of Culture Economics Customer 360 Core Strength & Growth in New Clouds

Salesforce Customer 36O Health

Increasing Multi-Cloud Adoption 3x growth in 4+ clouds ARR from FY18 to FY22 FY18 97x growth in 6+ clouds ARR from FY18 to FY22 FY22 1 Cloud 2 Clouds 3 Clouds 4 Clouds 5 Clouds 6 Clouds 7 Clouds ARR represents Annual Recurring Revenue shown as Q2 of each Fiscal Year noted.

Innovation Drives Enterprise Expansion Rapid expansion in transformational customer relationships 40% 4 year CAGR in $10M+ Annual $7B+ Recurring Revenue New in FY21 7.5x 5+ 4x Average cloud count in FY22 for $10M+ customers 3x Annual Recurring Revenue $100M+ $50M-$100M $25M-50M $10M-$25M FY18 FY19 FY20 FY21 FY22 Note: Represents annualized recurring revenue as of Q2 for the fiscal years noted.

# Expanding Industries Focus

## Scaled Industries business

**12 Industry Clouds + Solutions on the Customer 360**



**Enterprise-scale Industries Business, Public Sector & salesforce.org**

**~$2.9B**

Annual Recurring Revenue[1]

Accelerating investments and growth; Higher ASPs, lower attrition, more new logos and incremental TAM

**Industry Common Components, Security & Compliance**


Automation
Intelligence
Security & Compliance

[1]Reflects approximate annualized recurring revenue as of July 31, 2021 from Salesforce Industry specific products and go-to-market organizations.

Land and Expand Customer Story New clouds become part of customer expansion strategy $77M Technology Customer Added Marketing Cloud in FY13 Started with Sales Cloud in FY06 $2M FY06 FY22 Customer Example starting with their first purchase in FY’06. Annualized Recurring Revenue for each year shown is as of July 31 (fiscal Q2). Starting point of bars is illustrative. Annualized Recurring Revenue

Accelerated Land and Expand Customer Story Initial Multi-Cloud adoption $90M Public Sector Customer $20M FY19 FY22 Customer Example starting with their first purchase in FY’19. Annualized Recurring Revenue for each year shown is as of July 31 (fiscal Q2). Starting point of bars is illustrative. Annualized Recurring Revenue

Consistent Execution Strategic relevance FY20 FY21 FY22 Note: Includes Tableau Land and Expand 21% 23% % of Incremental Annualized Revenue 24% New Logos Existing Logos 76% 77% 79% 8% Multi-Cloud Adoption 7% 5% % of Annualized Recurring Revenue 92% Multi-Cloud Single Cloud 93% 95% 33% International Expansion 34% 36% 67% % of Annualized Recurring Revenue 66% 64% International Americas Note: Percentages for each year based on the trailing twelve months ended July 31 (fiscal Q2) as of the fiscal years shown. FY22 data includes contribution from Tableau. Land and expand is based on incremental change in annualized revenue, and Multi-Cloud and International data is based on annualized recurring revenue for dates noted.

#1 CRM New Model Subscription Power of Culture Economics Customer 360 Trust, Innovation, ESG

Trusted Core Values

ESG Leadership Planet Equality Philanthropy Innovation Net-Zero Company Sustainability $200M 6.2M+ 100% renewable energy Committed to Volunteer Hours Cloud 2.0 organizations advancing Net Zero-as-a-Service $475M+ 1t.org racial equality and justice Total Grants 100M trees by 2030 $1.5B Racial Equality & 51k+ Free and discounted tech, Justice Task Force Nonprofits, education, volunteering & grants and philanthropy orgs

Doing Well & Doing Good Leader In Leader In Leader In Philanthropy Culture Innovation TOP 100 ONE OF THE ONE OF THE FORTUNE COMPANIES BEST WORKPLACES 100 BEST COMPANIES THAT CARE IN TECHNOLOGY TO WORK FOR 5 YEARS IN A ROW 5 YEARS IN A ROW People, 2021 Fortune, 2021 Fortune, 2021 MOST WORLD’S WORLD’S SUSTAINABLE BEST MOST COMPANY WORKPLACE ADMIRED Barron’s Great Place To Work Fortune $1B Sustainability Bond Included in $8B

Salesforce Isn’t 15 M Just a Business. Trailblazers It’s an Economy 90 Countries of Trust. 1300 Global Jobs Community Groups new Salesforce * economy jobs 9.3M by 2026 Global Economic Impact new business * revenue by $1.6T 2026 Source: IDC white paper sponsored by Salesforce, The Salesforce Economic Impact: 9.3M Million New Jobs, $1.2 Trillion of New Business Revenues from 2019 to 2024, October 2019. The statements are based on the data from 2019 through 2024.

Closing Thoughts

$50B+ FY26 Target* Profitable Growth $31.8B FY23 Guidance* $26.3B FY22 Guidance* $21.25B FY21% $17.1B 20 FY20 FY23 Non-GAAP Operating Margin Guidance $13.3B FY19 $10.5B FY18 $8.4B FY17 $6.7B FY16 FY22: High end of FY22 revenue guide of $26.25B to $26.35B as of September 23, 2021. $5.4B FY23: High end of FY23 revenue guide of $31.65B to $31.8B and FY23 non-GAAP operating margin guidance as of September 23, 2021. Long range target for FY26 FY15 $4.1B inclusive of long range target for Slack for FY26 as of December 8, 2020. Non-GAAP Operating Margin is the proportion of non-GAAP income from operations as a percentage FY14 of GAAP revenue. Non-GAAP operating margin is anon-GAAP financial measure. Refer to $3.1B the Appendix for an explanation of non-GAAP financial measures and a reconciliation of non-GAAP financial measures to the most comparable GAAP measures, when applicable. FY13

Welcome to the new world

U U O O Y Y K K N N A A H H T T

Gartner Content Details The Gartner Report(s) described herein, (the Gartner Report(s) ) represent(s) research opinion or viewpoints published, as part of a syndicated subscription service, by Gartner, Inc. ( Gartner ), and are not representations of fact. Each Gartner Report speaks as of its original publication date (and not as of the date of this presentation of September 23rd 2021) and the opinions expressed in the Gartner Report(s) are subject to change without notice.

Non-GAAP Financial Measures This presentation includes information about non-GAAP income from operations, non-GAAP operating margin, and free cash ﬂow (collectively the “non-GAAP ﬁnancial measures”). These non-GAAP ﬁnancial measures are measurements of ﬁnancial performance that are not prepared in accordance with U.S. generally accepted accounting principles and computational methods may diﬀer from those used by other companies. Non-GAAP ﬁnancial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with the company’s consolidated ﬁnancial statements prepared in accordance with GAAP. Management uses both GAAP and non-GAAP measures when planning, monitoring, and evaluating the company’s performance. The primary purpose of using non-GAAP measures is to provide supplemental information that may prove useful to investors and to enable investors to evaluate the company’s results in the same way management does. Management believes that supplementing GAAP disclosure with non-GAAP disclosure provides investors with a more complete view of the company’s operational performance and allows for meaningful period-to-period comparisons and analysis of trends in the company’s business. Further, to the extent that other companies use similar methods in calculating non-GAAP measures, the provision of supplemental non-GAAP information can allow for a comparison of the company’s relative performance against other companies that also report non-GAAP operating results. Non-GAAP operating margin is the proportion of non-GAAP income from operations as a percentage of GAAP revenue. Non-GAAP income from operations excludes the impact of the following items: stock-based compensation and amortization of purchased intangibles. The company defines the non-GAAP measure free cash flow as GAAP net cash provided by operating activities, less capital expenditures. For this purpose, capital expenditures does not include our strategic investments.

# Non-GAAP Reconciliation Table

salesforce

| (in millions) | ASC 606 | | | | ASC 605 | | | |
|---|---|---|---|---|---|---|---|---|
| **Non-GAAP income from operations** | **FY21** | **FY20** | **FY19** | **FY18** | **FY17** | **FY16** | **FY15** | **FY14** |
| GAAP income from operations | $455 | $297 | $535 | $454 | $64 | $115 | $(146) | $(286) |
| Plus: | | | | | | | | |
| Amortization of purchased intangibles | $1,121 | $792 | $447 | $287 | $225 | $158 | $155 | $147 |
| Stock-based expenses | $2,190 | $1,785 | $1,283 | $997 | $820 | $594 | $565 | $503 |
| Less: | | | | | | | | |
| Operating lease termination resulting from purchase of 50 Fremont | $0 | $0 | $0 | $0 | $0 | $(37) | $0 | $0 |
| Non-GAAP income from operations | $3,766 | $2,874 | $2,265 | $1,738 | $1,109 | $830 | $574 | $364 |
| **As Margin %** | | | | | | | | |
| Total revenues | $21,252 | $17,098 | $13,282 | $10,540 | $8,392 | $6,667 | $5,374 | $4,071 |
| GAAP operating margin | 2.1% | 1.7% | 4.0% | 4.3% | 0.8% | 1.7% | -2.7% | -7.0% |
| Non-GAAP operating margin | 17.7% | 16.8% | 17.1% | 16.5% | 13.2% | 12.5% | 10.7% | 8.9% |
| Year-over-Year improvement | 91 bps | (24) bps | 56 bps | 326 bps | 78 bps | 177 bps | 174 bps | (276) bps |
| **Free cash flow** | | | | | | | | |
| Operating cash flow | $4,801 | $4,331 | $3,398 | $2,738 | $2,162 | $1,672 | $1,181 | $875 |
| Less: | | | | | | | | |
| Capital expenditures | $710 | $643 | $595 | $534 | $464 | $284 | $290 | $299 |
| Free cash flow | $4,091 | $3,688 | $2,803 | $2,204 | $1,698 | $1,388 | $891 | $576 |

| | **Fiscal Year 2023 Guidance** |
|---|---|
| GAAP Operating Margin | ~3.0% - 3.5% |
| Plus: | |
| Amortization of purchased intangibles | 5.8% |
| Stock-based compensation | 11.1% - 10.6% |
| Non-GAAP Operating Margin | ~20% |

FY16 and FY15 operating cash flows reflect the adoption of ASU 2016-09 in FY 17